UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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HEXCEL CORPORATION

(Name of Registrant as Specified In Its Charter)

O.S.S. CAPITAL MANAGEMENT LP

OSCAR S. SCHAFER & PARTNERS I LP

OSCAR S. SCHAFER & PARTNERS II LP

O.S.S. OVERSEAS FUND LTD.

O.S.S. ADVISORS LLC

SCHAFER BROTHERS LLC

OSCAR S. SCHAFER

PETER J. GRONDIN

EDWARD A. BLECHSCHMIDT

TIMOTHY D. LEULIETTE

JOACHIM V. HIRSCH

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Presentation to Hexcel
Stockholders

OSS Capital Management LP

April 2008

Disclaimer

THIS PRESENTATION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY.  IT DOES NOT HAVE REGARD TO THE SPECIFIC INVESTMENT OBJECTIVE, FINANCIAL SITUATION, SUITABILITY, OR THE
PARTICULAR NEED OF ANY SPECIFIC PERSON WHO MAY RECEIVE THIS PRESENTATION, AND SHOULD NOT BE TAKEN AS ADVICE ON THE MERITS OF ANY INVESTMENT DECISION. THE VIEWS EXPRESSED
HEREIN REPRESENT THE OPINIONS OF O.S.S. CAPITAL MANAGEMENT LP, OSCAR S. SCHAFER & PARTNERS I LP, OSCAR S. SCHAFER & PARTNERS II LP, O.S.S. OVERSEAS FUND LTD., O.S.S. ADVISORS LLC,
SCHAFER BROTHERS LLC, OSCAR S. SCHAFER, PETER J. GRONDIN, EDWARD A. BLECHSCHMIDT, JOACHIM V. HIRSCH AND TIMOTHY D. LEULIETTE (COLLECTIVELY, THE "PARTICIPANTS"), AND ARE BASED ON
PUBLICLY AVAILABLE INFORMATION WITH RESPECT TO HEXCEL CORPORATION (THE "ISSUER").

THIS PRESENTATION INCLUDES FORWARD-LOOKING STATEMENTS THAT INVOLVE CERTAIN RISKS AND UNCERTAINTIES.  YOU SHOULD BE AWARE THAT ACTUAL RESULTS COULD DIFFER MATERIALLY FROM
THOSE CONTAINED IN THE FORWARD-LOOKING STATEMENTS. THE PARTICIPANTS ASSUME NO OBLIGATION TO UPDATE THE FORWARD-LOOKING INFORMATION.

THE PARTICIPANTS RESERVE THE RIGHT TO CHANGE ANY OF THEIR OPINIONS EXPRESSED HEREIN AT ANY TIME AS THEY DEEM APPROPRIATE. THE PARTICIPANTS DISCLAIM ANY OBLIGATION TO UPDATE
THE INFORMATION CONTAINED HEREIN.

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TO THE PRICES AT WHICH ANY SECURITIES OF THE ISSUER WILL TRADE, AND SUCH SECURITIES MAY NOT TRADE AT PRICES THAT MAY BE IMPLIED IN THIS PRESENTATION.  ANY ESTIMATES,
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SOLICITATION OF AN OFFER TO BUY ANY SECURITY.  THE PARTICIPANTS CURRENTLY OWN AN AGGREGATE OF APPROXIMATELY 5.5% OF THE OUTSTANDING COMMON STOCK OF THE ISSUER. THE
PARTICIPANTS INCLUDE FUNDS AND ACCOUNTS THAT ARE IN THE BUSINESS OF TRADING - BUYING AND SELLING - PUBLIC SECURITIES. IT IS POSSIBLE THAT THERE WILL BE DEVELOPMENTS IN THE
FUTURE THAT CAUSE ONE OR MORE OF THE PARTICIPANTS FROM TIME TO TIME TO SELL ALL OR A PORTION OF THEIR SHARES IN OPEN MARKET TRANSACTIONS OR OTHERWISE (INCLUDING VIA SHORT
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ALL STOCKHOLDERS OF THE ISSUER ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THE PARTICIPANTS FROM THE
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TO THE STOCKHOLDERS OF THE ISSUER AND IS, ALONG WITH OTHER RELEVANT DOCUMENTS, AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV .  IN ADDITION, THE
PARTICIPANTS IN THE PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST.

About OSS Capital LP

Founded in Nov. 2001 by Oscar S. Schafer
and Andrew J. Goffe

$ 2.2 billion under management

Long / Short investment partnership

Long-term investment approach

Hexcel stockholders since August 2005

Why Hexcel?

Great secular story

Significant barriers to entry

Emerging market and international growth

Margin expansion story-economies of scale

Stock inexpensive based on peer
performance

OSS Capital’s Goals

To enhance the relevant expertise of the Hexcel Board in
order to give Hexcel senior management more complete
resources to:

Enhance margins

Increase Hexcel’s competitive edge

Operate in a more efficient, global, and cost competitive
manner

To have all stockholders benefit from Hexcel’s increased
success as the pre-eminent player in composite material
manufacturing

The Key Issue

Hexcel’s margins are far below its competitors’:

Trailing Twelve Months, millions $

                                                                                                        Toray                                                 Cytec                                                Hexcel

Composite revenues                                    693.0                               669.7                              975.8

Composite operating inc.                      154.0                                                132.3                                              142.8

    % revenues                                                            22.2%                                             19.8%                                             14.6%

Hexcel has not provided a plausible explanation for their inferior margin performance

OSS Capital believes Hexcel does not fully understand its cost structure

Margins Consistently Fall Short

Operating Income As % Of Sales

The Key Issue, Magnified

An “apples to apples” margin comparison amplifies the
point:

Toray and Cytec allocate corporate overhead to their
composite subsidiaries, while Hexcel does not

Hexcel had approximately $50 million of unallocated expenses in the trailing twelve months

Adjusted Composite Margins

Trailing Twelve Months, millions $

                                                             Toray                     Cytec                               Hexcel*

Composite revenues                                    693.0                          669.7                                975.8

Composite operating inc.                        154.0                     132.3                          142.8

Less 80% of unall. exp.                                                                                                                                                                    39.0

Adjusted operating income                                                                             103.8

             % revenues                                                             22.2%                   19.8%                        10.6%

*As Hexcel’s composite business is approximately 80% of corporate revenues, assumes 80% pro-rata allocation of corporate expenses to composite subsidiary

Adjusted Margin Shortfall Is Even
More Dramatic

Operating Income As % Of Sales *

*As Hexcel’s composite business is approximately 80% of corporate revenues, assumes 80% pro-rata allocation of corporate expenses to composite subsidiary

Hexcel’s margins are consistently and
dramatically below their competitors’
margins.

Hexcel’s Analysis Is Misleading

In its April 2008 investor presentation, Hexcel presents misleading statements about OSS Capital’s nominees:

Hexcel claims Ed Blechschmidt was the CEO of Gentiva for 30 months

Ed was the CEO of Olsten/Gentiva for 4 years

Hexcel claims no aerospace experience evident in Jake Hirsch’s background

At Textron, ~25% of the product overseen by Jake was for aerospace customers

Hexcel claims no public board experience evident in Tim Leuliette’s background

Tim has served on multiple public boards:

Operating Board, Siemens AG

Board of Directors member, Libby Owens Ford

Co-Chairman of the Board, Asahi Tec Corporation

Member of the Board & Chair of Restructuring Committee, Collins &
Aikman

Hexcel’s Analysis Is Misleading

In its April 2008 investor presentation, Hexcel presents a misleading peer margin comparable analysis:

Hexcel includes multiple customers as its peer group

Most customers are not peers

Hexcel’s direct peers are Cytec and Toray

Cytec is a customer and peer

However, a comparison of total corporate margins is misleading

Cytec is a conglomerate and the proper approach is to compare Cytec’s composite subsidiary with Hexcel’s composite subsidiary

Hexcel includes low margin composite “peers” Gurit and SGL carbon in its analysis

But Hexcel conveniently excludes Mitsubishi Rayon which has composite margins north of 25%!

Hexcel’s Analysis Is Misleading

In its April 2008 investor presentation, Hexcel presents weak explanations for sub-peer performance:

US health care costs

Foreign exchange

Investment for growth

Wage inflation

Raw material costs

     Cost pressures are not unique; competitors face these same challenges and they do not have the same scale as Hexcel!

No matter how the company is analyzed
and no matter what qualitative adjustments
or explanations are made, Hexcel’s margins
in the composite business are just too low.
Hexcel is underperforming and needs help.

The Value Gap

If Hexcel realized composite operating margins similar
to its peers, its composite operating income could be
$60+ million higher

Trailing Twelve Months, millions $

                                                                                                              Toray                Cytec              Hexcel                   Hexcel Adj.

Composite revenues                                    693.0               669.7              975.8                                   975.8

Composite operating inc.                     154.0               132.3              142.8                         204.9

    % revenues                                                                 22.2%              19.8%              14.6%                                     21.0%

Bridging The Value Gap

                                 At $60 million in additional EBIT:

  Current EV/EBIT multiple = 17.6x TTM EBIT

  Additional equity value = $1.1 billion

  Shares outstanding = 95.8 million

This represents a value gap of $11.50 per share.

This represents a value gap of $11.50 per share.

The Aerospace Opportunity

In our view:

The secular aerospace boom presents a huge opportunity

Hexcel’s depressed profitability may hinder the company’s
ability to generate enough cash to fully support the
development of next generation composite aircraft

Hexcel should not be a second tier player on next
generation aircraft…they should be the dominant player!

Hexcel must focus intensely on developing an effective
global footprint with industry leading profitability and
execution

Why These Nominees?

The three business executives that OSS
Capital has nominated are committed to
these priorities and have the expertise to
help

Meet The Nominees

All three nominees possess successful manufacturing
backgrounds that are international in scope

Each has demonstrated success in operating in cost
competitive environments

Each enhances the Hexcel Board’s ability to move the
company to greater operating efficiency and profitability

21

Ed Blechschmidt

Proven CEO experience in expanding shareholder value

Novelis ($10 billion worldwide aluminum company), 2006-2007

Gentiva ($1.5 billion healthcare company), 2000-2002

Olsten Corp. ($5 billion worldwide conglomerate), 1998-2000

Diverse public board experience

Manufacturing, Technology, Healthcare

Committee Chair experience (Sarbox, CD&A, Special)

Certified Financial Expert

21 years at Unisys, including CFO

Led financial restatement at Healthsouth Corp.

Proven audit committee experience with the Big 4

Offered seat on Hexcel Board

Joachim “Jake” Hirsch

More than 30 years of international manufacturing experience in Europe, Asia, and North America

Broad industry experience in automotive, industrial, aerospace, and private equity industries

Significant turn-around experience as a CEO

Deep knowledge of plant level operations and manufacturing best practices from tenure at Textron and Teksid Aluminum

Successful negotiations with unions both in Europe and North America, resulted in wage concessions and peaceful plant closings

Thorough understanding of corporate governance including SOX requirements

Experience on numerous non-public boards in both Europe and North America

23

Timothy Leuliette

Experienced CEO of multi-billion enterprises with broad based, global business and corporate governance expertise:

Turn-around experience: ITT Industries, Penske Corp.

Corporate build-up: Siemens A.G.

Private equity build-up and exit: Metaldyne/Asahi Tec

First non-German to become a corporate officer and sit on an operating board at Siemens A.G.

First American to be CEO of a large, independent, publicly listed
Japanese company

Chairman of Detroit Branch of Federal Reserve Bank of Chicago

Board assignments in troubled and/or challenged situations: Libby-
Owens-Ford, Collins & Aikman

Conclusion

OSS Capital’s objective is to elect these three highly qualified nominees in order to facilitate Hexcel’s ability to:

Increase margins

Enhance profitability

Maximize stockholder value

Vote the white proxy card for a more qualified Board at

Hexcel

Conclusion

Thank you, we appreciate your support